LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

KEMPER MULTI-MARKET
INCOME TRUST

 "... The trust's emerging markets exposure (26 percent of the portfolio) helped offset the poor performance of our domestic high-yield bonds. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
23
NOTES TO FINANCIAL STATEMENTS
27
REPORT OF INDEPENDENT AUDITORS
31
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER MULTI-MARKET INCOME TRUST TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000

    BASED ON NET ASSET VALUE                   -3.86%
 .........................................................
    BASED ON MARKET PRICE                       9.60%
 .........................................................

 KEMPER MULTI-MARKET INCOME TRUST
 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    NET ASSET VALUE                  $8.27      $9.72
 .........................................................
    MARKET PRICE                     $8.06      $8.31
 .........................................................

THE FUND MAY INVEST IN LOWER-RATED AND NONRATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER-SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 2000.

                                       KEMPER MULTI-MARKET
                                          INCOME TRUST
 ..............................................................
    ONE-YEAR INCOME:                         $1.0325
 ..............................................................
    NOVEMBER DIVIDEND:                       $0.0775
 ..............................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)                11.25%
 ..............................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                   11.54%
 ..............................................................

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF MARKET PRICE/NET ASSET VALUE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN MARKET PRICE/NET ASSET VALUE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION APPEARING AT THE END OF THIS REPORT.

TERMS TO KNOW

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

CREDIT SPREAD The difference in yields between higher-quality and lower-quality bonds, typically comparing the same types of bonds. For example, if AAA-rated corporate bonds yield 5 percent, and BBB- rated corporate bonds yield 6 percent, the credit spread is 1 percent. When the spread becomes less because the higher yield drops or the lower yield rises, the spread is said to narrow. When the opposite occurs, the spread is said to widen.

DEFAULT Failure of a borrower to pay what is owed when it is owed. The default rate of high-yield bonds can be measured as the percentage of bond issuers that are not meeting their obligations at a given point in time.

EURO The monetary unit that is gradually replacing the national currencies of most established Western European countries with the exception of the United Kingdom. Introduced at the start of 1999 for large commercial transactions, euro currency is expected to be in general circulation next year.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]
J. PATRICK BEIMFORD JR. JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST.

[CESSINE PHOTO]
ROBERT CESSINE IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. HE JOINED THE COMPANY IN 1993 AND IS A CHARTERED FINANCIAL ANALYST.

[DOYLE PHOTO]
DAN DOYLE IS A SENIOR VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS AND A PORTFOLIO MANAGER ON KEMPER'S HIGH-YIELD BOND FUNDS. HE HAS BEEN INVOLVED WITH THE FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986.

[SALTZMAN PHOTO]
M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990.

[FALLER PHOTO]
JAN C. FALLER JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1999 AND HAS FIVE YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. HE IS CO-LEAD MANAGER OF KEMPER STRATEGIC INCOME TRUST AND A CHARTERED FINANCIAL ANALYST.

[VANDENBERG PHOTO]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE

DESPITE A RELATIVELY HEALTHY U.S. ECONOMY IN FISCAL YEAR 2000, DOMESTIC HIGH-YIELD BONDS TURNED IN THEIR WORST PERFORMANCE IN A DECADE. IN CONTRAST, GOVERNMENT BONDS PERFORMED WELL, AS DID EMERGING MARKET BONDS. PORTFOLIO MANAGERS J. PATRICK BEIMFORD AND JAN FALLER REVIEW THE TRUST'S PERFORMANCE IN THIS ENVIRONMENT.

Q     HOW DID THE GLOBAL FIXED-INCOME MARKETS BEHAVE AND KEMPER MULTI-MARKET
INCOME TRUST PERFORM DURING THE 12 MONTHS ENDED NOVEMBER 30, 2000?

A     The domestic high-yield bond market faced many challenges throughout fiscal year 2000. Weak investor demand, rising high-yield default rates and a shaky U.S. equity market was a recipe for negative returns and resulted in exceptionally poor trading conditions within the high-yield market. At the start of the fiscal year, more than half the portfolio was allocated to high-yield bonds, which worked against us.

  Meanwhile, emerging market bonds posted strong gains and were the best-performing fixed-income asset class -- that is, until signs of slowing U.S. economic growth in October and November 2000 began to wear on global markets. Our emerging markets exposure helped temper losses from our high-yield holdings.

  For the 12 months ended November 30, 2000, Kemper Multi-Market Income Trust's return at market price was a solid 8.59 percent (return at net asset value was -3.86 percent) compared with a 0.86 percent average gain for the trust's closed-end Lipper General Bond Funds peers*. The unmanaged Lehman Brothers Aggregate Bond index rose 9.06 percent for the period. The index measures the performance of U.S. investment-grade government and corporate bonds, which provided higher returns than high-yield bonds.

  The strong rise in the trust's share price in fiscal year 2000 helped to substantially narrow its discount. As of November 30, 2000, the trust traded at a 2.4 percent discount to net asset value, a considerable improvement over the
20.4 percent discount the trust had in mid-December 1999.

* THE LIPPER GENERAL BOND FUNDS MEASURES FUNDS THAT INVEST IN FIXED INCOME SECURITIES THAT DO NOT HAVE ANY QUALITY OR MATURITY RESTRICTIONS.

Q     HOW WAS KEMPER MULTI-MARKET INCOME TRUST POSITIONED DURING THE PERIOD?

A     As we began fiscal year 2000 last December, our outlook was for continued
strength in both the U.S. and global economies. Based on that premise, we were comfortable maximizing the portfolio's exposure to domestic high-yield and emerging market bonds. We believed these sectors would do extremely well in an environment of continued positive economic growth.

  We were partially right. Emerging market bonds displayed exceptional strength from the start of our fiscal year in December 1999 through the fall of 2000. However, when the U.S. economy began slowing in October and November as the effects of the Federal Reserve's interest rate increases took hold, emerging markets responded somewhat nervously. At the same time, political unrest in several countries -- including the Philippines and Peru -- was an added concern.

  On the whole, the trust's emerging market exposure (38.1 percent of the portfolio as of 11/30/00) helped offset the poor performance of our domestic high-yield bonds. Weak investor demand, deteriorating credit quality and

 HIGH-YIELD BOND YIELDS (YIELD-TO-WORST) VS. 10-YEAR TREASURIES

November 30, 1995 to November 30, 2000

[LINE CHART]

                                                              MERRILL LYNCH HIGH YIELD MASTER
                                                                          INDEX**                      TEN YEAR TREASURIES
                                                              -------------------------------          -------------------
11/95                                                                       9.835                             5.741
                                                                            9.762                             5.572
                                                                            9.539                             5.580
                                                                            9.611                             6.098
                                                                            9.796                             6.327
                                                                            9.849                             6.670
                                                                            9.861                             6.852
                                                                            9.989                             6.711
                                                                           10.009                             6.794
                                                                            9.912                             6.943
                                                                            9.595                             6.703
                                                                            9.629                             6.339
11/96                                                                       9.418                             6.044
                                                                            9.385                             6.418
                                                                            9.407                             6.494
                                                                            9.100                             6.552
                                                                            9.665                             6.903
                                                                            9.561                             6.718
                                                                            9.240                             6.659
                                                                            9.055                             6.500
                                                                            8.572                             6.010
                                                                            8.797                             6.339
                                                                            8.580                             6.102
                                                                            8.716                             5.831
11/97                                                                       8.691                             5.874
                                                                            8.600                             5.741
                                                                            8.352                             5.505
                                                                            8.378                             5.622
                                                                            8.391                             5.654
                                                                            8.549                             5.671
                                                                            8.679                             5.552
                                                                            8.812                             5.446
                                                                            8.819                             5.494
                                                                           10.180                             4.976
                                                                           10.276                             4.420
                                                                           10.970                             4.605
11/98                                                                      10.088                             4.714
                                                                           10.304                             4.648
                                                                           10.192                             4.651
                                                                           10.416                             5.287
                                                                           10.365                             5.242
                                                                            9.912                             5.348
                                                                           10.328                             5.622
                                                                           10.518                             5.780
                                                                           10.470                             5.903
                                                                           10.813                             5.970
                                                                           10.952                             5.877
                                                                           11.116                             6.024
11/99                                                                      10.943                             6.191
                                                                           11.021                             6.442
                                                                           11.459                             6.665
                                                                           11.548                             6.409
                                                                           11.922                             6.004
                                                                           12.252                             6.212
                                                                           12.563                             6.272
                                                                           12.283                             6.031
                                                                           12.344                             6.031
                                                                           12.312                             5.725
                                                                           12.603                             5.801
                                                                           13.500                             5.751
11/00                                                                      14.410                             5.468

SOURCES: BLOOMBERG BUSINESS NEWS, MERRILL LYNCH

INTEREST PAYMENTS AND RETURN OF PRINCIPAL FOR HIGH-YIELD BONDS, UNLIKE TREASURIES, ARE NOT GUARANTEED BY THE U.S. GOVERNMENT. YIELDS ARE AN AVERAGE OF BONDS WITH B RATINGS AND A SIMILAR DURATION TO 10-YEAR TREASURIES. HIGH-YIELD BONDS INVOLVE MORE CREDIT RISK THAN INVESTMENT-GRADE SECURITIES. TREASURY BONDS HAVE NO CREDIT RISK.

YIELD-TO-WORST IS AN EXPRESSION OF THE CURRENT INCOME POTENTIAL OF A BOND, ASSUMING THE ISSUER WILL CALL OR REFINANCE THE BOND AT THE FIRST AVAILABLE OPPORTUNITY, WHICH IS USUALLY SPECIFIED WHEN A BOND IS ISSUED.

** THE MERRILL LYNCH HIGH YIELD MASTER INDEX IS AN UNMANAGED GROUP OF LOWER
   QUALITY BONDS THAT VARY IN MATURITY AND QUALITY.

PERFORMANCE UPDATE

rising defaults, notably in the telecom sector, prevented high-yield bonds from participating in the overall positive economic environment. The unmanaged Chase Global High Yield Bond index, a group of lower-rated bonds that vary in quality, fell 6.39 percent for the 12-month period ended November 30, 2000.

Q     IN TERMS OF CREDIT QUALITY, WHAT WAS THE FOCUS OF THE PORTFOLIO'S
HIGH-YIELD EXPOSURE?

A     Given our desire to maximize the portfolio's income potential, we typically focus on lower-rated bonds. In fiscal year 2000, these bonds offered a substantial income advantage over high-quality government bonds. As of November 30, 2000, 10-year Treasury bonds yielded 5.47 percent, and the interest-rate difference, or spread, between 10-year Treasuries and high-yield bonds widened to 924 basis points (9.24 percent). For investors willing to assume additional risk, high-yield bonds provided double-digit levels of current income.

  During the fiscal year, strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target by 100 basis points (1 percent) to
6.50 percent. However, between November 30, 1999, and November 30, 2000, long-term Treasury bond prices rose, inverting the yield curve for the first time since the mid-1990s. This past winter, the government announced a buyback plan for 30-year Treasuries, and this helped support Treasury bond prices for the balance of the fiscal year.

Q     CAN YOU DESCRIBE IN MORE DETAIL HOW THE TRUST WAS POSITIONED IN EMERGING
MARKETS?

A     Mexico, Brazil and Argentina were the portfolio's three largest non U.S.
country allocations. We also held bonds issued by Bulgaria, Turkey, Morocco, Panama, Russia and Venezuela. The economies of Russia and some Latin American countries benefited from higher energy prices this past year. Meanwhile, economic restructuring efforts in other countries help boost investor confidence.

  Unlike the U.S. high-yield market, which saw significantly more credit downgrades than upgrades during fiscal 2000, emerging markets' fundamentals are still very positive. Notwithstanding some specific credit problems in Turkey, Peru and the Philippines over the last few months, we believe more countries are candidates for ratings upgrades than downgrades in emerging markets. For this reason, we have remained very constructive on this sector.

Q     WHAT IS YOUR ECONOMIC AND MARKET OUTLOOK, AND HOW WILL YOU POSITION THE
TRUST FOR THE ROAD AHEAD?

A     Right now, the U.S. economy is just beginning to feel the effects of the
Federal Reserve's tightening of the federal funds rate by 175 basis points since June 1999. Going forward, we expect economic growth to moderate to a level that is below the consensus expectations for 3.5 percent to 4 percent in the first and second quarters of 2001. In an environment of decelerating growth, we would expect the unemployment rate to rise and the Fed to begin easing short-term interest rates.

  While we fully expect more volatility ahead, we think the markets are forward looking, having already factored in much of the economy's weakness. Central bank easing across the globe, and particularly in the U.S., would offer a strong backdrop for a rebound in U.S. high-yield bonds and emerging-market debt.

  Given the trust's objective to maximize income, we will continue to invest with a bias toward lower-rated U.S. corporate bonds, with a secondary emphasis on emerging market bonds. As always, we will seek to secure as high a level of current income as is consistent with our efforts to preserve principal.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                     ON 11/30/00              ON 11/30/99
    HIGH-YIELD CORPORATE BONDS            43%                      58%
 ................................................................................
    EMERGING MARKET BONDS
    (U.S. DOLLAR-DENOMINATED)             38                       27
 ................................................................................
    FOREIGN CURRENCY BONDS                 3                        3
 ................................................................................
    MORTGAGES                              5                        3
 ................................................................................
    TREASURY NOTES AND BONDS               1                        3
 ................................................................................
    PREFERRED AND COMMON STOCK             1                        1
 ................................................................................
    LONG-TERM MUNICIPAL BONDS              4                        4
 ................................................................................
    CASH AND EQUIVALENTS                   5                        1
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

LONG-TERM FIXED-INCOME SECURITIES RATINGS+

                                     ON 11/30/00              ON 11/30/99
    AAA                                   14%                       9%
 ................................................................................
    BBB                                    6                        5
 ................................................................................
    BB                                    21                       20
 ................................................................................
    B                                     53                       57
 ................................................................................
    OTHER                                  6                        9
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]
+THE RATINGS OF STANDARD & POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS
 SERVICE, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

INTEREST RATE SENSITIVITY

                                     ON 11/30/00              ON 11/30/99
    AVERAGE MATURITY                  8.0 years                9.8 years
 ................................................................................
    DURATION                          3.6 years                5.2 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET INCOME TRUST
Portfolio of Investments at November 30, 2000

    COMMERCIAL PAPER--4.5%                                                        PRINCIPAL AMOUNT(B)      VALUE

                                       ConAgra, Inc., 6.730%, 12/06/2000              $ 5,000,000       $  4,995,326
                                       Enron Corp., 6.620%, 12/04/2000                  3,500,000          3,498,069
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMERCIAL PAPER
                                       (Cost $8,493,395)                                                   8,493,395
                                       ---------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS & AGENCIES--6.0%
                                       U.S. Treasury Bond, 13.250%, 05/15/14            1,000,000          1,504,530
                                       Federal Home Loan Mortgage Corp., 6.50%
                                         with various maturities to 08/01/23            4,552,510          4,468,573
                                       Government National Mortgage Association
                                         Pass-thru: 6.500%, 01/15/24                    2,698,526          2,647,507
                                         6.50% with various maturities to
                                         12/15/2023                                     2,141,451          2,102,303
                                         8.00% with various maturities to
                                         07/15/2024                                       611,424            627,282
                                       ---------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT
                                       OBLIGATIONS & AGENCIES
                                       (Cost $11,061,259)                                                 11,350,195
                                       ---------------------------------------------------------------------------------
    FOREIGN BONDS--41.6%
                                       AES Corporation, 11.500%, 08/30/2010               220,000            229,900
                                       Republic of Argentina:
                                       9.750%, 09/19/2027                               1,000,000            737,500
                                       11.375%, 1/30/2017                               6,750,000          5,619,375
                                       Deutschland Republic,
                                           6.000%, 01/04/2007                      (DEM)7,158,086          6,582,640
                                       Dolphin Telecom PLC, Zero coupon,
                                         05/15/2009                                       500,000             80,000
                                       Euramax International, PLC, 11.250%,
                                         10/01/2006                                     1,325,000            848,000
                                       Federative Republic of Brazil, Eligible
                                         Interest, Floating Rate Bond, LIBOR
                                         plus .8125%, 7.625%, 04/15/06                  2,420,000          2,217,325
                                       Federative Republic of Brazil, "New"
                                         Money Bond, Floating Rate Bond, LIBOR
                                         plus .875%, 7.688%, 04/15/2009                 3,250,000          2,762,500
                                       Federative Republic of Brazil: 10.125%,
                                         05/15/2027                                     2,500,000          1,825,000
                                         11.625%, 04/15/2004                            2,625,000          2,657,813
                                       Government of Jamaica: 10.875%,
                                         06/10/2005                                     1,000,000            955,000
                                       Kappa Beheer BV, 10.625%, 07/15/2009                10,000             10,000
                                       Kingdom of Morocco, Restructuring and
                                         Consolidation Agreement, Tranche A,
                                         Floating Rate Bond, LIBOR plus .8125%,
                                         6.844%, 01/01/2009                             2,863,158          2,501,684
                                       Mexican United States, 9.875%, 01/15/2027        1,930,000          2,012,025
                                       Petroleos Mexicanos S.A., 9.500%,
                                         09/15/2027                                     2,500,000          2,425,000
                                       Republic of Argentina, 11.000%,
                                         12/04/2005                                     2,500,000          2,225,000
                                       Republic of Bulgaria, Collateralized
                                         Floating Rate Interest Reduction Bond,
                                         Series A, Step-up Coupon 2.750%,
                                         07/28/2012                                     1,650,000          1,122,000
                                       Republic of Bulgaria, Interest Arrears
                                         Bond, LIBOR plus .8125%, 7.750%,
                                         07/28/2011                                     8,000,000          5,730,000

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       Republic of Columbia, 8.625%, 04/01/2008       $ 4,000,000       $  3,070,000
                                       Republic of Panama, 8.875%, 09/30/2027           3,750,000          3,121,875
                                       Republic of Philippines, 10.625%,
                                         03/16/2025                                     2,500,000          1,937,500
                                       Republic of South Africa, 9.125%,
                                         05/19/2009                                       750,000            735,000
                                       Republic of Turkey: 12.000%, 12/15/2008          1,900,000          1,843,000
                                         12.375%, 6/15/2009                             3,800,000          3,344,000
                                       Republic of Venezuela, Debt Conversion
                                         Bond, Floating Rate Bond, Series DL,
                                         LIBOR plus .875%, 7.875%, 12/18/2007           6,071,384          5,039,248
                                       Russian Federation:
                                         10.000%, 06/26/2007                            7,200,000          5,202,000
                                       11.750%, 06/10/2003                                900,000            830,250
                                       TFM, S.A. de C.V., 10.250%, 06/15/2007           2,445,000          2,200,500
                                       United Mexican States, 10.375%,
                                         02/17/2009                                     1,550,000          1,650,750
                                         11.500%, 05/15/2026                            1,750,000          2,069,375
                                       United Mexican States Global Bond:
                                         11.375%, 09/15/2016                            4,700,000          5,369,750
                                         9.875%, 02/01/2010                             2,250,000          2,334,375
                                       ---------------------------------------------------------------------------------
                                       TOTAL FOREIGN BONDS
                                       (Cost $87,060,193)                                                 79,288,385
                                       ---------------------------------------------------------------------------------
    CORPORATE BONDS--47.4%

    CONSUMER DISCRETIONARY--8.1%
                                       AFC Enterprises, 10.250%, 05/15/2007               820,000            762,600
                                       AMF Bowling, Inc, 10.875%, 03/15/2006*           1,200,000            132,000
                                       Step-up Coupon, 0% to 03/15/2001, 12.250%
                                         to 03/15/2006                                    288,000             43,200
                                       Advantica Restaurant Co., 11.250%,
                                         01/15/2008                                       193,638             96,819
                                       Avondale Mills, 10.250%, 05/01/2006                130,000            120,900
                                       Boca Resorts, Inc., 9.875%, 04/15/2009           1,040,000            967,200
                                       Eldorado Resorts, 10.500%, 08/15/2006              540,000            526,500
                                       Finlay Enterprises, Inc., 9.000%,
                                         05/01/2008                                        90,000             79,200
                                       Finlay Fine Jewelry Co., 8.375%,
                                         05/01/2008                                       100,000             90,000
                                       Galey & Lord, Inc., 9.125%, 03/01/2008             180,000             91,800
                                       Guitar Center Management, 11.000%,
                                         07/01/2006                                     2,280,000          2,143,200
                                       Harvey's Casino Resorts, 10.625%,
                                         06/01/2006                                     1,320,000          1,409,100
                                       Hines Horticulture, Inc., 11.750%,
                                         10/15/2005                                     1,442,000          1,157,205
                                       Horseshoe Gaming Holdings, 8.625%,
                                         5/15/2009                                        230,000            217,350
                                       Horseshoe Gaming LLC, 9.375%, 06/15/2007           120,000            118,200
                                       Imperial Home Decor Group, Inc., 11.000%,
                                         03/15/2008*                                      150,000                750
                                       International Game Technology, 8.375%,
                                         05/15/2009                                        90,000             88,200
                                       Krystal, Inc., 10.250%, 10/01/2007               1,150,000            908,500
                                       MGM Grand, Inc., 9.750%, 06/01/2007                620,000            637,050
                                       MGM Mirage, Inc., 8.500%, 09/15/2010               820,000            803,600
                                       Mandalay Resort Group: 6.450%, 02/01/2006          110,000             98,833
                                         9.500%, 08/01/2008                               160,000            160,000
                                       Mohegan Tribal Gaming Authority: 8.125%,
                                         01/01/2006                                       650,000            637,000
                                         8.750%, 01/01/2009                               350,000            343,000

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       National Vision Association, Ltd.,*
                                         12.750%, 10/15/2005                          $ 2,380,000       $    952,000
                                       Park Place Entertainment, Inc., 9.375%,
                                         02/15/2007                                       530,000            535,300
                                       Perkins Finance, L.P., 10.125%,
                                         12/15/2007                                       240,000            187,200
                                       Restaurant Co., Step-up Coupon, 0% to
                                         05/15/2003, 11.250% to 05/15/2008                450,000            180,000
                                       Sealy Mattress Co., Step-up Coupon, 0% to
                                         12/15/2002, 10.875% to 12/15/2007                320,000            238,400
                                       Specialty Retailers, Inc.:
                                         8.500%, 07/15/2005*                              140,000              7,000
                                         9.000%, 07/15/2007*                              610,000              6,100
                                       Station Casinos, Inc., 9.750%, 04/15/2007          190,000            190,950
                                         10.125%, 03/15/2006                            1,490,000          1,516,075
                                       ---------------------------------------------------------------------------------
                                                                                                          15,445,232
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.4%
                                       Dyersburg Corp., 9.750%, 09/01/2007*             1,085,000             86,800
                                       Grove Worldwide LLC, 9.250%, 05/01/2008            400,000             44,000
                                       Jafra Cosmetics International, Inc.,
                                         11.750%, 05/01/2008                              510,000            484,500
                                       US Can Corporation, 12.375%, 10/01/2010            100,000             98,000
                                       ---------------------------------------------------------------------------------
                                                                                                             713,300
------------------------------------------------------------------------------------------------------------------------

    HEALTH--0.8%
                                       Dade International, Inc., 11.125%,
                                         05/01/2006                                       380,000             76,000
                                       MEDIQ, Inc., 11.000%, 06/01/2008*                  100,000              1,000
                                       Magellan Health Services, Inc., 9.000%,
                                         02/15/2008                                       610,000            366,000
                                       Mariner Post-Acute Network, Inc.:
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.500% to 11/01/2007*                         2,950,000             14,750
                                         10.500%, 08/01/2006                              440,000            396,000
                                       Tenet Healthcare Corp., 9.250%,
                                         09/01/2010                                       640,000            670,400
                                       Vencor, Inc., 9.875%, 05/01/2005*                  240,000             43,200
                                       ---------------------------------------------------------------------------------
                                                                                                           1,567,350
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--8.2%
                                       Allegiance Telecom, Inc., 12.875%,
                                         05/15/2008                                       710,000            639,000
                                       Call-Net Enterprises, Inc.:
                                         Step-up Coupon, 0% to 05/15/2004,
                                         10.800% to 05/15/2009                             80,000             18,400
                                         Step-up Coupon, 0% to 08/15/2003,
                                         8.940% to 08/15/2008                              45,000             10,350
                                         9.375%, 05/15/2009                               170,000             54,400
                                       Century Communications Corp., 8.375%,
                                         12/15/2007                                       200,000            144,000
                                       Communication Cellular, S.A., Step-up
                                         Coupon, 0% to 09/29/2000, 14.125% to
                                         3/1/2005                                         100,000             76,000
                                       Crown Castle International Corp.:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         10/625% to 11/15/2007                            460,000            354,200
                                         10.750%, 08/01/2011                              250,000            250,000
                                         Step-up Coupon, 0% to 08/01/2004,
                                         11.25% to 08/01/2011                             170,000            108,800
                                       Dobson Communications Corp., 10.875%,
                                         7/1/2010                                         160,000            152,000
                                       Esprit Telecom Group, PLC: 10.875%,
                                         06/15/2008                                       200,000              3,000
                                         11.500%, 12/15/2007                              550,000              5,500

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       FairPoint Communications, 12.500%,
                                         05/01/2010                                   $   470,000       $    406,550
                                       Global Telesystems Group, 9.875%,
                                         02/15/2005                                       160,000             76,800
                                       Hermes Europe Railtel BV, 11.500%,
                                         08/15/2007                                        80,000             31,200
                                       ICG Holdings, Inc., Step-up Coupon, 0% to
                                         09/15/2000, 13.500% to 09/15/2005              1,285,000            154,200
                                       Impsat Corp., 12.375%, 06/15/2008                  440,000            308,000
                                       Intermedia Communications of Florida,
                                         Inc.: Step-up Coupon, 0% to 05/15/2001,
                                         12.500% to 05/15/2006                            290,000            243,600
                                         Step-up Coupon, 0% to 07/15/2002,
                                         11.250% to 07/15/2007                            700,000            511,000
                                       KMC Telecom Holdings, Inc.:
                                         Step-up Coupon, 0% to 02/15/2003,
                                         12.500% to 02/15/2008                          1,060,000            116,600
                                         13.500%, 05/15/2009                              840,000            260,400
                                       Level 3 Communications, Inc.: 9.125%,
                                         05/01/2008                                       270,000            179,550
                                         11.250%, 03/15/2010                              130,000             98,800
                                       MGC Communications, 13.000%, 10/01/2004          1,420,000            710,000
                                       McLeod USA, Inc., 9.250%, 07/15/2007               360,000            316,800
                                       MetroNet Communications Corp.:
                                         Step-up Coupon, 0% to 11/01/2002,
                                         10.750% to 11/01/2007                            220,000            196,900
                                         Step-up Coupon, 0% to 06/15/2003,
                                         9.950%, 06/15/2008                               490,000            396,900
                                         10.625%, 11/01/2008                              350,000            383,250
                                         12.000%, 08/15/2007                              150,000            167,250
                                       Metromedia Fiber Network, Inc.: 10.000%,
                                         11/15/2008                                       510,000            382,500
                                         10.000%, 12/15/2009                              260,000            195,000
                                       Millicom International Cellular, S.A.,
                                         Step-up Coupon, 0% to 06/01/2001,
                                         13.500% to 06/01/2006                            800,000            640,000
                                       Nextel Communications:
                                         Step-up Coupon, 0% to 09/15/2002,
                                         10.650% to 09/15/2007                            495,000            376,200
                                         9.375%, 11/15/2009                             1,145,000          1,024,775
                                       Nextlink Communications, Inc.:
                                         Step-up Coupon, 0% to 04/15/2003,
                                         9.450% to 04/15/2008                             240,000            110,400
                                         Step-up Coupon, 0% to 06/01/2004,
                                         12.250% to 06/01/2009                            500,000            200,000
                                         12.500%, 04/15/2006                              220,000            167,200
                                       PTC International Finance, Step-up
                                         Coupon, 0% to 07/01/2002, 10.750% to
                                         07/01/2007                                     2,010,000          1,266,300
                                       PTC International Finance II, 11.250%,
                                         12/01/2009                                       100,000             88,000
                                       Price Communications Wireless, 9.125%,
                                         12/15/2006                                       440,000            475,200
                                       Primus Telecommunications Group: 11.250%,
                                         01/15/2009                                        80,000             27,200
                                         11.750%, 08/01/2004                              440,000            149,600
                                         12.750%, 10/15/2009                            1,040,000            353,600
                                       Rogers Cantel, 9.750%, 06/01/2016                  100,000            105,000
                                       SBA Communications Corp., Step-up Coupon,
                                         0% to 03/01/2003, 12.000% to 03/01/2008          980,000            754,600

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       Spectrasite Holdings, Inc.:
                                         Step-up Coupon, 0% to 04/15/2004,
                                         11.250% to 04/15/2009                        $   410,000       $    200,900
                                         Step-up Coupon, 0% to 07/15/2003,
                                         12.000% to 07/15/2008                            640,000            400,000
                                         10.750%, 03/15/2010                               60,000             51,000
                                       Telecorp PCS, Inc.:
                                         Step-up-Coupon, 0% to 04/15/2004,
                                         11.625 to 04/15/2009                             210,000            128,100
                                         10.625%, 07/15/2010                              310,000            294,500
                                       Teligent, Inc., 11.500%, 12/01/2007                560,000             84,000
                                       Tritel PCS, Inc., Step-up Coupon, 0% to
                                         05/01/2004, 12.75% to 05/15/2009                 440,000            268,400
                                       Triton Communications, LLC, Step-up
                                         Coupon, 0% to 05/01/2003, 11.000% to
                                         05/01/2008                                       930,000            683,550
                                       Versatel Telecom:
                                         11.875%, 07/15/2009                              100,000             66,000
                                         13.250%, 05/15/2008                              230,000            156,400
                                         13.250%, 05/15/2008                               90,000             61,200
                                       Viatel, Inc., Step-up Coupon, 0% to
                                         04/15/2003, 12.500% to 04/15/2008                160,000             24,000
                                       Voicestream Wire, 10.375%, 11/15/2009              460,000            489,900
                                       ---------------------------------------------------------------------------------
                                                                                                          15,596,975
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.5%
                                       Banco Nacional de Desenvolvimiento
                                         Economico e Social, 10.300%, 06/16/2008        4,250,000          3,936,563
                                       FRD Acquisition, 12.500%, 07/15/2004                80,000             29,600
                                       HMH Properties, 7.875%, 08/01/2008                 900,000            828,000
                                       ---------------------------------------------------------------------------------
                                                                                                           4,794,163
------------------------------------------------------------------------------------------------------------------------

    MEDIA--6.0%
                                       Adelphia Communications Corp.: 7.875%,
                                         05/01/2009                                        60,000             41,400
                                         9.375%, 11/15/2009                               260,000            192,400
                                       American Lawyer Media, Inc.:
                                         Step-up Coupon, 0% to 12/15/2002,
                                         12.250% to 12/15/2008                            260,000            145,600
                                         9.750%, 12/15/2007                                90,000             72,000
                                       Avalon Cable Holdings LLC, Step-up
                                         Coupon, 0% to 12/01/2003, 11.875% to
                                         12/01/2008                                       440,000            277,200
                                       CSC Holdings, Inc.:
                                         8.125%, 08/15/2009                               340,000            331,500
                                         9.250%, 11/01/2005                                40,000             40,200
                                         10.500%, 05/15/2016                              340,000            362,100
                                       Charter Communications Holdings LLC,
                                         8.250%, 04/01/2007                             1,000,000            845,000
                                       Comcast UK Cable Partners, Ltd., Step-up
                                         Coupon 0% to 11/15/2000, 11.2000% to
                                         11/15/2007                                     1,080,000            912,600
                                       Diamond Cable Communications, PLC,
                                         13.250%, 09/30/2004                              525,000            498,750
                                       Echostar DBS Corp., 9.250%, 02/01/2006             430,000            387,000
                                         9.375%, 02/01/2009                               530,000            474,350
                                       Frontiervision LP, 11.000%, 10/15/2006             330,000            287,100
                                       Interep National Radio Sales, Inc.,
                                         10.000%, 07/01/2008                              340,000            268,600
                                       NTL Communications Corp., 11.875%,
                                         10/01/2010                                       490,000            392,000
                                       NTL, Inc., 11.500%, 10/01/2008                     820,000            688,800

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       Outdoor Systems, Inc., 8.875%, 06/15/2007      $   250,000       $    256,875
                                         9.375%, 10/15/2006                               600,000            624,000
                                       Panavision, Inc.:
                                         Step-up Coupon, 0% to 02/01/2002,
                                         9.625% to 02/01/2006                             465,000            116,250
                                         Step-up Coupon, 0% to 04/15/2003,
                                         10.000% to 04/15/2008                            370,000            244,200
                                       Sinclair Broadcasting Group, Inc.,
                                         8.750%, 12/15/2007                               220,000            187,000
                                       Star Choice Communications, Inc.,
                                         13.000%, 12/15/2005                              275,000            292,875
                                       TeleWest Communications, PLC:
                                         Step-up Coupon, 0% to 10/01/2000,
                                         11.000% to 10/01/2007                            515,000            422,300
                                         9.625%, 10/01/2006                                20,000             15,400
                                         11.250%, 11/01/2008                              360,000            291,600
                                       Transwestern Publishing:
                                         Step-up Coupon, 0% to 11/15/2002,
                                         11.875% to 11/15/2008                          1,160,000            899,000
                                         9.625%, 11/15/2007                             1,540,000          1,509,200
                                       United International Holdings, Step-up
                                         Coupon, 0% to 02/15/2003, 10.750% to
                                         02/15/2008                                       460,000            179,400
                                       United Pan-Europe Communications,
                                         10.875%, 11/01/2007                              420,000            235,200
                                       ---------------------------------------------------------------------------------
                                                                                                          11,489,900
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.5%
                                       Allied Waste Industries, 7.625%,
                                         01/01/2006                                       100,000             88,500
                                       Avis Rent A Car, 11.000%, 05/01/2009               960,000          1,027,200
                                       Coinmach Corp., 11.750%, 11/15/2005              2,545,000          2,494,100
                                       Kindercare Learning Centers, Inc.,
                                         9.500%, 02/15/2009                               680,000            584,800
                                       La Petite Academy, Inc., 10.000%,
                                         05/15/2008                                       840,000            504,000
                                       Spincycle, Inc., Step-up Coupon, 0% to
                                         05/01/2001, 12.750% to 05/01/2005                530,000             47,700
                                       ---------------------------------------------------------------------------------
                                                                                                           4,746,300
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.6%
                                       Airxcel, 11.000%, 11/15/2007                       450,000            229,500
                                       DeCrane Aircraft Holdings, Inc., 12.000%,
                                         09/30/2008                                       310,000            280,550
                                       Fairchild Corp., 10.750%, 04/15/2009               160,000            121,600
                                       United Rentals, Inc., 9.000%, 04/01/2009            30,000             22,350
                                         9.250%, 01/15/2009                               520,000            395,200
                                       ---------------------------------------------------------------------------------
                                                                                                           1,049,200
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--6.7%
                                       Agriculture, Mining and Chemicals, Inc.,
                                         10.750%, 09/30/2003                              660,000            442,200
                                       Atlantis Group, Inc., 11.000%, 02/15/2003          350,000            262,500
                                       BPC Holdings Corp., 12.500%, 06/15/2006            241,484            108,668
                                       Berry Plastics Corp., 12.250%, 04/15/2004          150,000            126,000
                                       Consumers International, 10.250%,
                                         04/1/2005                                        760,000            144,400
                                       Day International Group, Inc., 11.125%,
                                         06/01/2005                                       610,000            597,800
                                       Eagle-Picher Holdings, Inc., 9.375%,
                                         03/01/2008                                       950,000            665,000
                                       Flowserve Corporation, 12.250%,
                                         08/15/2010                                       230,000            218,500
                                       Foamex, L.P., 13.500%, 08/15/2005                  250,000            150,000
                                       Fonda Group, 9.500%, 03/01/2007                  1,380,000          1,131,600

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       GS Technologies, 12.000%, 09/01/2004           $   250,000       $     12,500
                                         12.250%, 10/01/2005                            1,610,000             80,500
                                       Gaylord Container Corp., 9.750%,
                                         06/15/2007                                       650,000            435,500
                                       Grove Holdings LLC:
                                         Step-up Coupon, 0% to 05/01/2003,
                                         11.625% to 05/01/2009                            100,000              1,000
                                         14.500%, 05/01/2010                              213,930              2,139
                                       Huntsman Package, 11.750%, 12/01/2004              655,000            556,750
                                       Kappa Beheer BV, 10.625%, 07/15/2009             2,500,000          2,201,168
                                       Knoll, Inc., 10.875%, 03/15/2006                   304,000            310,080
                                       Millar Western Forest Products, Ltd.,
                                         9.875%, 05/15/2008                               195,000            165,750
                                       Motors and Gears, Inc., 10.750%,
                                         11/15/2006                                       210,000            193,200
                                       Neenah Corp., 11.125%, 05/01/2007                  190,000            138,700
                                       Plainwell, Inc., 11.000%, 03/01/2008               335,000             16,750
                                       Printpack, Inc., 10.625%, 08/15/2006               290,000            268,250
                                       Riverwood International Corp.: 10.250%,
                                         04/01/2006                                       150,000            147,000
                                         10.625%, 08/01/2007                              220,000            217,800
                                         10.875%, 04/01/2008                            1,515,000          1,340,775
                                       SF Holdings Group, Inc., Step-up Coupon,
                                         0% to 03/15/2003, 12.750% to 3/15/2008           720,000            370,800
                                       Stone Container Corp., 11.500%,
                                         08/15/2006                                       195,000            198,900
                                         12.250%, 04/01/2002                               16,190             16,190
                                       Tenneco Automotive, Inc., 11.625%,
                                         10/15/2009                                     2,170,000          1,236,900
                                       Terex Corp., 8.875%, 04/01/2008                    330,000            277,200
                                         8.875%, 04/01/2008                               200,000            168,000
                                       Terra Industries, Inc., 10.500%,
                                         06/15/2005                                       130,000             83,200
                                       Texas Petrochemicals, 11.125%, 07/01/2006          470,000            399,500
                                       ---------------------------------------------------------------------------------
                                                                                                          12,685,220
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.2%
                                       PSINet, Inc.:
                                         10.000%, 02/15/2005                              170,000             49,300
                                         11.000%, 08/01/2009                              540,000            156,600
                                         11.500%, 11/01/2008                              420,000            126,000
                                       ---------------------------------------------------------------------------------
                                                                                                             331,900
------------------------------------------------------------------------------------------------------------------------

    ENERGY--2.0%
                                       AES Corp., 9.375%, 09/15/2010                      730,000            726,350
                                       Chesapeake Energy Corp., 9.625%,
                                         05/01/2005                                       350,000            350,000
                                       Continental Resources, Inc., 10.250%,
                                         08/01/2008                                       710,000            617,700
                                       Key Energy Services, Inc., 14.000%,
                                         01/15/2009                                       150,000            168,750
                                       Nuevo Energy, 9.375%, 10/01/2010                   120,000            119,100
                                       Parker Drilling Corp., 9.750%, 11/15/2006          300,000            293,250
                                       Pen Holdings, Inc., 9.875%, 06/15/2008             170,000            102,000
                                       Pride International, Inc., 10.000%,
                                         06/01/2009                                       400,000            414,000
                                       R&B Falcon Corp., 9.500%, 12/15/2008                60,000             63,900
                                         11.000%, 03/15/2006                              590,000            678,500
                                       Stone Energy Corp., 8.750%, 09/15/2007             260,000            257,400
                                       ---------------------------------------------------------------------------------
                                                                                                           3,790,950
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.5%
                                       MMI Products, Inc., 11.250%, 04/15/2007            610,000            590,175
                                       Metal Management, Inc., 10.000%,
                                         05/15/2008*                                      460,000             18,400

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                  PRINCIPAL AMOUNT(B)      VALUE
                                       Metals USA, Inc., 8.625%, 02/15/2008           $   265,000       $    145,750
                                       Renco Steel Holdings Co., Series B,
                                         10.875%, 02/01/2005                              250,000            105,000
                                       Republic Technologies International,
                                         13.750%, 07/15/2009*                             730,000             58,400
                                       ---------------------------------------------------------------------------------
                                                                                                             917,725
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.2%
                                       Congoleum Corp., 8.625%, 08/01/2008              1,580,000            869,000
                                       Del Webb Corp., 9.750%, 01/15/2008                 400,000            340,000
                                       Dimac Corp., 12.500%, 10/01/2008*                1,030,000             10,300
                                       Forecast Group, L.P., 11.375%, 12/15/2000          150,000            150,000
                                       Fortress Group, 13.750%, 05/15/2003                640,000            256,000
                                       Hovnanian Enterprises, Inc.: 9.125%,
                                         05/01/2009                                       100,000             82,000
                                         9.750%, 06/01/2005                               130,000            111,800
                                       Lennar Corp., 9.950%, 05/01/2010                   700,000            696,500
                                       Nortek, Inc., 9.125%, 09/01/2007                   550,000            489,500
                                         9.875%, 03/01/2004                               490,000            449,575
                                       Nortek, Inc., Series A, 8.875%, 8/1/2008           130,000            113,100
                                       Standard Pacific Corp., 8.000%, 2/15/2008          100,000             90,750
                                         8.500%, 04/01/2009                               200,000            178,000
                                       Toll Corp.:
                                         7.750%, 09/15/2007                                80,000             74,400
                                         8.000%, 05/01/2009                               140,000            130,200
                                         8.125%, 02/01/2009                               100,000             92,000
                                         8.750%, 11/15/2006                                50,000             49,000
                                       ---------------------------------------------------------------------------------
                                                                                                           4,182,125
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.5%
                                       Petro Stopping Centers, 10.500%,
                                         02/01/2007                                       820,000            680,600
                                       Transtar Holdings, Inc., Step-up Coupon,
                                         0% to 12/15/1999, 13.375% to 12/15/2003          200,000            200,000
                                       ---------------------------------------------------------------------------------
                                                                                                             880,600
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.8%
                                       Azurix Corp, 10.750%, 02/15/2010,                3,410,000          3,000,800
                                         10.375%, 02/15/2007                              330,000            297,000
                                       Calpine Corp, 7.750%, 04/15/2009                   270,000            260,164
                                       8.625%, 08/15/2010                                 240,000            242,503
                                       ---------------------------------------------------------------------------------
                                                                                                           3,800,467
------------------------------------------------------------------------------------------------------------------------

    OTHER--4.4%
                                       Riverside Loan Trust II, 7.437%,
                                         07/16/2008 (c)                                10,000,000          8,307,250
                                       ---------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $122,004,808)                                                90,298,657
                                       ---------------------------------------------------------------------------------
                                                                                     NUMBER OF
    CONVERTIBLE PREFERRED STOCKS--0.1%                                                SHARES

    COMMUNICATIONS--0.1%
    TELEPHONE/
      COMMUNICATIONS
                                       World Access, Inc.
                                       (Cost $320,711)                                        215            137,702
                                       ---------------------------------------------------------------------------------

    PREFERRED STOCKS--0.4%

    COMMUNICATIONS--0.1%
    CELLULAR TELEPHONE
                                       Dobson Communications, PIK*                            270            234,900
                                       ---------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                       NUMBER OF
                                                                                        SHARES             VALUE
    FINANCIAL--0.1%
      REAL-ESTATE
                                       Crown American Realty Trust                          4,090       $    152,353
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.1%
      BROADCASTING &
      ENTERTAINMENT
                                       Sinclair Capital                                     3,600            306,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.1%
      CONTAINERS & PAPER--0.0%
                                       SF Holdings Group, Inc., PIK*                           10             41,360
                                       ---------------------------------------------------------------------------------

    MACHINERY/
      COMPONENTS--0.1%
                                       Eagle-Picher Holdings, Inc.*                            40             90,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCKS
                                       (Cost $1,157,218)                                                     824,613
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS*--0.0%

    COMMUNICATIONS--0.0%
      TELEPHONE/
      COMMUNICATIONS
                                       AT&T Canada, Inc.                                      514             14,424
                                       ICG Communications, Inc.                             1,056                 11
                                       Intermedia Communications, Inc.                      1,121             15,344
                                       Tele1 Europe Holding AB--ADR                         8,806             49,534
                                       ---------------------------------------------------------------------------------
                                                                                                              79,313
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0.0%
      CONTAINERS & PAPER
                                       SF Holdings Group, Inc.                                181                905
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $184,167)                                                        80,218
                                       ---------------------------------------------------------------------------------
    WARRANTS*--0.0%

    COMMUNICATIONS--0.0%
                                       Econophone, Inc.                                       370             18,500
                                       KMC Telecom Holdings, Inc.                             650                650
                                       Primus Telecommunications Group                        250                 25
                                       Star Choice Communications                           6,369             49,360
                                       ---------------------------------------------------------------------------------
                                                                                                              68,535
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.0%
      OTHER FINANCIAL COMPANIES
                                       Ono Finance PLC                                        140              9,800
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.0%
      MISCELLANEOUS CONSUMER
      SERVICES
                                       Spincycle, Inc.                                        530                  5
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PRINTING & PUBLISHING--0.0%
                                       American Banknote Corp.                                330                  3
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.0%
      AEROSPACE
                                       Decrane Holdings Co.                                   350                  4
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.0%
      OIL/GAS TRANSMISSION
                                       Empire Gas Corp.                                       552                 55
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.0%
      STEEL & METALS
                                       Republic Technologies International                    730                  7
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.0%
      BUILDING MATERIALS
                                       Waxman Industries, Inc.                             12,154                122
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    HOME BUILDING--0.0%
                                       Capital Pacific Holdings                             1,185                296
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                       NUMBER OF
                                                                                        SHARES             VALUE

    OTHER--0.0%
                                       United Mexican States, Collateralized Par
                                         Bond (Detachable Oil Priced Indexed
                                         Value Recovery Rights), Series A,
                                         6.250%, 06/30/2003                                 1,000       $          0
                                       ---------------------------------------------------------------------------------
                                       TOTAL WARRANTS
                                       (Cost $61,909)                                                         78,827
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $230,343,660)(a)                                           $190,551,992
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(a) The cost for federal income tax purposed was $230,623,201 At November 30, 2000, the net unrealized depreciation for all securities based on tax cost was $40,071,209. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,173,459 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $42,244,668.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) The Riverside Loan Trust II portfolio is also managed by Zurich Scudder Investments, Inc. The Riverside Loan Trust II does not pay Zurich Scudder Investments, Inc. a management fee for the Fund's investment in the Trust.

CURRENCY ABBREVIATION

DEM Deutsche Mark

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments at value (cost $230,343,660)                        $190,551,992
----------------------------------------------------------------------------
Cash                                                                 788,855
----------------------------------------------------------------------------
Foreign currency, at value, (cost $114,750)                          115,779
----------------------------------------------------------------------------
Receivable for investments sold                                      261,537
----------------------------------------------------------------------------
Dividend receivable                                                   16,087
----------------------------------------------------------------------------
Interest receivable                                                5,296,130
----------------------------------------------------------------------------
Due from Advisor                                                       4,622
----------------------------------------------------------------------------
TOTAL ASSETS                                                     197,035,002
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                     62,699
----------------------------------------------------------------------------
Notes payable                                                     30,000,000
----------------------------------------------------------------------------
Interest payable                                                     475,975
----------------------------------------------------------------------------
Unrealized depreciation on forward currency exchange
contracts                                                             17,522
----------------------------------------------------------------------------
Accrued management fee                                               125,528
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   29,191
----------------------------------------------------------------------------
Other accrued expenses and payables                                   97,963
----------------------------------------------------------------------------
Total liabilities                                                 30,808,878
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $166,226,124
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $  4,140,265
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                    (39,791,668)
----------------------------------------------------------------------------
  Foreign currency related transactions                              (38,259)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (18,067,014)
----------------------------------------------------------------------------
Paid-in capital                                                  219,982,800
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $166,226,124
----------------------------------------------------------------------------
 NET ASSET VALUE
NET ASSET VALUE PER SHARE
($166,226,124 / 20,090,612 shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)                 $8.27
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Interest                                                                     $ 24,000,473
-----------------------------------------------------------------------------------------
Dividends                                                                         283,347
-----------------------------------------------------------------------------------------
Total income                                                                   24,283,820
-----------------------------------------------------------------------------------------
Expenses:
Management fee                                                                  1,565,452
-----------------------------------------------------------------------------------------
Services to shareholders                                                           68,925
-----------------------------------------------------------------------------------------
Custodian fees                                                                     19,876
-----------------------------------------------------------------------------------------
Auditing                                                                           68,399
-----------------------------------------------------------------------------------------
Legal                                                                              23,548
-----------------------------------------------------------------------------------------
Trustees' fees and expenses                                                        27,341
-----------------------------------------------------------------------------------------
Reports to shareholders                                                            82,633
-----------------------------------------------------------------------------------------
Interest expense                                                                2,150,032
-----------------------------------------------------------------------------------------
Other                                                                              67,582
-----------------------------------------------------------------------------------------
Total expenses, before expense reductions                                       4,073,788
-----------------------------------------------------------------------------------------
Expense reductions                                                                (12,522)
-----------------------------------------------------------------------------------------
Total expenses, after expense reductions                                        4,061,266
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                   20,222,554
-----------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                                    (7,383,444)
-----------------------------------------------------------------------------------------
Foreign currency related transactions                                             478,966
-----------------------------------------------------------------------------------------
                                                                               (6,904,478)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                                   (21,551,304)
-----------------------------------------------------------------------------------------
Foreign currency related transactions                                            (122,571)
-----------------------------------------------------------------------------------------
                                                                              (21,673,875)
-----------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                    (28,578,353)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                                   $ (8,355,799)
-----------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------
                                                                    2000                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $ 20,222,554             20,502,594
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (6,904,478)            (2,596,718)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investment transactions                                       (21,673,875)           (14,842,052)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (8,355,799)             3,063,824
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income                                       (20,743,558)           (17,227,876)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (29,099,357)           (14,164,052)
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                195,325,481            209,489,533
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $4,140,265 and $4,688,021,
respectively)                                                   $166,226,124            195,325,481
---------------------------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
Year ended November 30, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
Investment income received                                      $ 19,808,520
----------------------------------------------------------------------------
Payment of operating expenses                                     (3,623,749)
----------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 65,884,807
----------------------------------------------------------------------------
Purchases of investments                                         (52,854,762)
----------------------------------------------------------------------------
Net proceeds from sales and maturities of short-term
investments                                                       (7,682,403)
----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                           21,532,413
----------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions paid                                               (20,743,558)
----------------------------------------------------------------------------
  Cash used by financing activities                              (20,743,558)
----------------------------------------------------------------------------
Increase in cash                                                     788,855
----------------------------------------------------------------------------
Cash at beginning of period                                                0
----------------------------------------------------------------------------
  CASH AT END OF PERIOD                                         $    788,855
----------------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations            $ (8,355,799)
----------------------------------------------------------------------------
Net decrease in cost of investments                               29,138,932
----------------------------------------------------------------------------
Increase in dividends and interest receivable                        (74,217)
----------------------------------------------------------------------------
Decrease in receivable for investments sold                          311,463
----------------------------------------------------------------------------
Increase in payable for investments purchased                         62,699
----------------------------------------------------------------------------
Change in appreciation/depreciation on forward currency
contracts                                                             12,300
----------------------------------------------------------------------------
Increase in interest payable                                         388,975
----------------------------------------------------------------------------
Increase in accrued expenses and payables                             48,060
----------------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                         $ 21,532,413
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                          YEAR ENDED NOVEMBER 30,
                                                 -----------------------------------------
                                                  2000      1999     1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $9.72     10.42   10.83   10.97   10.90
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        1.01(a)    1.02(a)   .88   .82     .87
----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                            (1.43)     (.86)   (.48)   (.07)    .27
----------------------------------------------------------------------------------------------
Total from investment operations                    (.42)      .16     .40     .75    1.14
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                              (1.03)     (.86)   (.81)   (.89)  (1.07)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.27      9.72   10.42   10.83   10.97
----------------------------------------------------------------------------------------------
Market value, end of period                        $8.06      8.31    9.25   10.63   10.63
 TOTAL RETURN
Based on net asset value (%)                       (3.86)     2.48    3.77    7.20   11.12
----------------------------------------------------------------------------------------------
Based on market value (%)                           9.60     (1.27)  (5.46)   8.72    9.14
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)               166       195     209     218     220
----------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense
(%)                                                 1.03      1.09     .98    1.01     .99
----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     2.20      1.65     .98    1.01     .99
----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      2.19      1.65     .98    1.01     .99
----------------------------------------------------------------------------------------------
Ratio of net investment income (%)                 10.90     10.16    8.25    7.61    8.06
----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           26        51     118     304     310
----------------------------------------------------------------------------------------------
Total debt outstanding end of year ($
thousands)                                        30,000    30,000      --      --      --
----------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                  6,541     7,510      --      --      --
----------------------------------------------------------------------------------------------

NOTES: Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the Fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Multi-Market Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent quotation bid is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $17,421,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($1,987,000), November 30, 2003
                             ($5,253,000), November 30, 2006 (746,000), November
                             30, 2007 (2,251,000) and November 30, 2008
                             ($7,184,000), the expiration dates, which ever occurs first. In addition, from November 1, 2000 through November 30, 2000 the Fund incurred approximately $366,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

NOTES TO FINANCIAL STATEMENTS

                             Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are amortized for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 2000. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $52,917,461

                             Proceeds from sales                      64,882,051

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor") and pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of average weekly net assets. The Fund incurred a management fee of $1,565,452 for the year ended November 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 2000, of which $3,624 is unpaid at November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $18,097 to independent trustees. In addition, a one-time fee of $9,244 was accrued for payment to those Directors not affiliated with the Advisor who are not standing for re-election. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $4,622 of such costs.

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $30,000,000 loan from
                             Bank of America and State Street Bank and Trust
                             Company at November 30, 2000. The note bears

NOTES TO FINANCIAL STATEMENTS

                             interest at the Eurodollar Rate plus 0.45% (7.23% at November 30, 2000) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the period ended November 30, 2000 was $30,000,000 with a weighted average interest rate of 6.81%.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangement with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $6,433 and $1,467, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of November 30, 2000, the Fund had entered into
                             the following forward currency exchange contracts resulting in net unrealized depreciation of $17,522.

                                       CONTRACTS                         IN EXCHANGE     SETTLEMENT    NET UNREALIZED
                                       TO DELIVER                            FOR            DATE        DEPRECIATION
                                       ------------------------------------------------------------------------------
                                       EUR 2,500,000                    US$ 2,168,625     2/08/2001      $ (17,522)

--------------------------------------------------------------------------------

7    ADOPTION OF NEW
     ACCOUNTING PRINCIPLE    The Fund will adopt the provisions of the AICPA
                             Audit and Accounting Guide for Investment
                             Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised
                             Audit and Accounting Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The
                             Fund estimates that the initial adjustment required upon adoption of premium amortization will decrease the recorded cost of its investments (but not the market value) by approximately $730,000.
                             Additionally, had this principle been in effect during the fiscal year ended November 30, 2000, the Fund estimates that net investment income would have decreased by approximately $564,000 or $.03 per share (.30% of average net assets), and realized and unrealized gain (loss) per share would have increased (decreased) by the same amount.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER MULTI-MARKET INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust, as of November 30, 2000, and the related statements of operations and cash flows for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000 by correspondence with the custodian or other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 2000, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 12, 2001

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Kemper
                             Multi-Market Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12     WITHDRAWAL
       FROM PLAN             Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 25, 2000, for Kemper Multi-Market Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                               For           Withheld
      James E. Akins           18,141,405    373,581
      Linda C. Coughlin        18,155,160    359,826
      James R. Edgar           18,149,049    365,937
      Arthur R. Gottschalk     18,185,861    329,125
      Frederick T. Kelsey      18,201,982    313,004
      Thomas W. Littauer       18,182,169    332,817
      Fred B. Renwick          18,150,848    364,138
      John G. Weithers         18,213,033    301,953

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the Trust. This item was approved.

      For         Against   Abstain
      18,261,473   84,414   169,099

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
JAMES R. EDGAR
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ARTHUR R. GOTTSCHALK
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
FREDERICK T. KELSEY
Trustee                           KATHRYN L. QUIRK

THOMAS W. LITTAUER                Vice President
Trustee and
Vice President                    LINDA J. WONDRACK
                                  Vice President
FRED B. RENWICK
Trustee                           MAUREEN E. KANE
                                  Assistant Secretary
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SERVICE AGENT                         KEMPER SERVICE COMPANY
                                      P.O. Box 219066
                                      Kansas City, MO 64121-6066
                                      (800) 294-4366
 .............................................................................................
SHAREHOLDER                           ZURICH SCUDDER INVESTMENTS, INC.
INFORMATION LINE                      Web information available at
                                      cef.scudder.com
                                      (800) 349-4281
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
KMMIT - 2 (1/25/01) 5546
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)